SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                              ________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    JULY 24, 1995

                               SUNAMERICA INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


MARYLAND                           1-4618         86-0176061
(STATE OR OTHER JURISDICTION     (COMMISSION    (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)


1 SUNAMERICA CENTER
LOS ANGELES, CALIFORNIA                         90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


Registrant's telephone number, including
area code                                       (310) 772-6000

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Item 5.     Other Events
            -------------

            The Registrant has released financial position and earnings information as of and for the periods ended June 30, 1995.

            See the attached Condensed Consolidated Balance Sheet and Condensed Consolidated Income Statement.

Item 7.     Financial Statements, Pro Forma Financial Information and
            ---------------------------------------------------------
            Exhibits
            ---------

            (c)   Exhibits

            Exhibit 20(a)     Condensed Consolidated Balance Sheet
            Exhibit 20(b)     Condensed Consolidated Income Statement


                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNAMERICA INC.



Date:   July 28, 1995               By: /s/ SCOTT L. ROBINSON
                                        -----------------------------
                                        Scott L. Robinson
                                        Senior Vice President
                                          and Controller

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
                                     EXHIBIT 20(a)
                                    SUNAMERICA INC.
                         CONDENSED CONSOLIDATED BALANCE SHEET
                                      (Unaudited)


                                                          June 30,     September 30,
(In thousands)                                                1995              1994
                                                    --------------     -------------
ASSETS
Cash and short-term investments                     $      766,926     $     569,382
Bonds, notes and redeemable preferred stocks:
  Available for sale, at fair value                      6,236,728         5,270,738
  Held for investment, at amortized cost                   809,731         1,064,132
Mortgage loans                                           1,534,936         1,426,924
Common stocks, at fair value                                38,834            61,660
Partnerships                                               750,945           593,854
Real estate                                                102,898           107,053
Other invested assets                                      231,757           186,647
                                                    --------------    --------------
Total investments                                       10,472,755         9,280,390

Variable annuity assets                                  4,893,894         4,513,093
Deferred acquisition costs                                 523,620           581,874
Other assets                                               305,279           280,868
                                                    --------------    --------------
TOTAL ASSETS                                        $   16,195,548    $   14,656,225
                                                    ==============    ==============
LIABILITIES AND SHAREHOLDERS' EQUITY
Reserves for fixed annuity contracts                $    4,887,635    $    4,519,623
Reserves for guaranteed investment contracts             3,276,686         2,783,522
Trust deposits                                             430,868           442,320
Variable annuity liabilities                             4,893,894         4,513,093
Senior indebtedness                                        472,835           501,497
Payable to brokers for purchases of securities             552,723           643,734
Other payables and accrued liabilities                     326,714           217,029
Deferred income taxes                                      136,585            74,319
Preferred securities of grantor trust                       52,631                --
Shareholders' equity                                     1,164,977           961,088
                                                    --------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $   16,195,548    $   14,656,225
                                                    ==============    ==============

                                        EXHIBIT 20(b)
                                       SUNAMERICA INC.
                           CONDENSED CONSOLIDATED INCOME STATEMENT
                          (In thousands, except per share amounts)
                                         (Unaudited)

                                 Three months ended June 30,    Nine months ended June 30,
                                ----------------------------               ----------------------------
                                          1995          1994            1995          1994
                                --------------   -----------   -------------   -----------
Net investment income:
  Investment income             $      233,261   $   187,019    $    650,885   $   560,952
  Interest expense                    (138,557)     (112,778)       (391,356)     (345,261)
                                --------------   -----------    ------------   -----------
NET INVESTMENT INCOME                   94,704        74,241         259,529       215,691
                                --------------   -----------    ------------   -----------
NET REALIZED INVESTMENT LOSSES          (8,975)       (5,312)        (24,550)      (16,566)
                                --------------   -----------    ------------   -----------
Fee income:
  Variable annuity fees                 21,246        19,837          61,467        59,148
  Asset management fees                  6,712         7,541          20,399        24,017
  Net retained commissions               8,670         7,181          22,673        20,888
  Loan servicing fees                    5,874            --          13,907            --
  Trust fees                             3,892         3,081          11,584         9,051
                                --------------   -----------    ------------  ------------
TOTAL FEE INCOME                        46,394        37,640         130,030       113,104
                                --------------   -----------    ------------  ------------
Other income and expenses:
  Surrender charges                      3,013         2,883           9,169         8,034
  General and administrative
    expenses                           (44,358)      (32,198)       (118,582)      (98,155)
  Amortization of deferred
    acquisition costs                  (21,783)      (17,241)        (59,197)      (48,574)
  Other, net                               370         1,150           3,254         2,700
                                 -------------   -----------    ------------  ------------
TOTAL OTHER INCOME AND EXPENSES        (62,758)      (45,406)       (165,356)     (135,995)
                                 -------------   -----------    ------------  ------------
PRETAX INCOME                           69,365        61,163         199,653       176,234

Income tax expense                     (21,100)      (19,100)        (58,900)      (54,600)
                                 -------------   -----------    ------------  ------------
INCOME BEFORE CUMULATIVE EFFECT
  OF CHANGE IN ACCOUNTING FOR
  INCOME TAXES                          48,265        42,063         140,753       121,634

Cumulative effect of change in
  accounting for income taxes               --            --              --       (33,500)
                                 -------------   -----------    ------------  ------------
NET INCOME                       $      48,265   $    42,063    $    140,753  $     88,134
                                 =============   ===========    ============  ============
EARNINGS PER SHARE:

  INCOME BEFORE CUMULATIVE EFFECT
    OF CHANGE IN ACCOUNTING FOR
    INCOME TAXES                 $        1.05    $     0.91    $       3.06  $       2.63

  Cumulative effect of change in
    accounting for income taxes             --            --              --         (0.81)
                                 -------------   -----------    ------------   -----------
  NET INCOME                     $        1.05   $      0.91    $       3.06   $      1.82
                                 =============   ===========    ============   ===========
AVERAGE SHARES OUTSTANDING              42,288        41,546          42,069        41,596
                                 =============   ===========    ============   ===========
KEY OPERATING STATISTICS:

  Total sales*                   $     831,300   $   602,099   $   2,374,041  $  1,748,468
                                 =============   ===========   =============  ============
  Operating earnings**           $      54,099   $    45,516   $     156,711  $    132,402
                                 =============   ===========   =============  ============
  Operating earnings per share   $        1.19   $      1.00   $        3.44  $       2.89
                                 =============   ===========   =============  ============

*Premiums and mutual fund sales, excluding sales of money market accounts.
**After-tax earnings before net realized investment losses.

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